                                                [AMENDMENT NO. 2]



                        September 30, 1994



Brown Brothers Harriman & Co.
59 Wall Street
New York, New York  10005
Attn.:  Jim Katzman

Coutts & Co.
440 Strand
London WC2R 0QS
Attn.: K. Falconer

NBD Bank, N.A.
611 Woodward Avenue
Detroit, Michigan  48226
Attn.: Jon P. Dady

Trust Company Bank
25 Park Place
24th Floor, Center 120
Atlanta, Georgia 30303
Attn.:  F. McClellan Deaver

Comerica Bank -- Texas
8828 Stemmons Freeway, Suite 441
Dallas, Texas  75247
Attn.: Tom D. Frayer

     Re: Credit Agreement dated as of March 31, 1994, by and among Vari-Lite, Inc. ("VLI"), Showco, Inc. ("SHOWCO"), Vari-Lite Asia, Inc. ("VLA"), Vari-Lite Europe Limited (f/k/a/ Classicforge Limited)("VLE"), Theatre Projects Lighting
          Services Limited (f/k/a Codeal Limited)("THEATRE
          PROJECTS") and Brilliant Stages Limited (f/k/a/ Watchon
          Limited)("BRILLIANT STAGES")(VLI, Showco, VLA, VLE,
          Theatre Projects and Brilliant Stages are sometimes referred to herein individually as a "BORROWER" and collectively as "BORROWERS"), Vari-Lite Holdings, Inc.
          ("VLH") and Vari-Lite Europe Holdings Limited (f/k/a/
          Portquay Limited)("VLEH")(VLH and VLEH are sometimes referred to herein collectively as "GUARANTORS"), Brown
          Brothers Harriman & Co. ("BBH"), Coutts & Co. ("COUTTS"),
          NBD Bank, N.A. ("NBD"), Trust Company Bank ("TRUST CO.")
          and Comerica Bank-Texas ("COMERICA")(BBH, Coutts, NBD,
          Trust Co. and Comerica are hereinafter

September 30, 1994

          individually referred to as "LENDERS"), and BBH in its capacity as agent for Lenders (in such capacity, the "AGENT"), as amended by that certain letter agreement dated July 1, 1994, marked "[Amendment No. 1]", among the Borrowers, the Guarantors, the Lenders and the Agent (the "CREDIT
          AGREEMENT"). Unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit
          Agreement.

Gentlemen:

     As you are aware, VLI, Showco and Holdings have requested your approval to the reorganization of their corporate structure, effective September 30, 1994. In the reorganization (the "REORGANIZATION"), all of the assets and liabilities of the Creative Services division of Showco and the paid-in capital of Showco which is allocated to the Creative Services division will be transferred, as a capital contribution, to Vari-Lite Concerts, Inc., a Texas corporation and wholly-owned subsidiary of Showco ("CONCERTS"). Showco will distribute all of the capital stock of Concerts as a dividend to Holdings, the sole stockholder of Showco, and Concerts will thereby become a wholly-owned subsidiary of Holdings. Thereafter, Concerts will be reincorporated in Delaware by merging it into a newly-formed Delaware corporation, all of the stock of which will be owned by Holdings after the merger. In addition, all of the assets and liabilities of the Architectural Products division of VLI will be transferred by VLI, as a capital contribution, to Irideon, Inc., a newly-formed and wholly-owned Delaware subsidiary of VLI ("Irideon"), and the stock of Irideon will be distributed by VLI as a dividend to Holdings resulting in Irideon becoming a wholly-owned subsidiary of Holdings.

     Section 11.5 of the Credit Agreement provides that no Borrower or Guarantor will, and no Subsidiary will be permitted to, merge or consolidate with or into, or convey, transfer, lease, or otherwise dispose of all or substantially all of its assets to, or acquire all or substantially all of the assets or capital stock of, any Person. Section 11.6 of the Credit Agreement provides that no Borrower or Guarantor will, or will permit any Subsidiary to, make any Investment, in excess of certain permitted amounts set forth therein. Investment is defined to include any capital contribution to any other Person and any ownership or similar investment in any other Person.

     The Borrower and the Guarantors request that the Agent and Lenders execute this letter agreement (hereinafter, "AMENDMENT NO. 2") in the space indicated below to evidence their consent, authorization and agreement to the Reorganization.

     For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Guarantors, the Lenders and the Agent agree as follows:

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September 30, 1994

     1. Subject to the terms, conditions and agreements set forth in this Amendment No. 2, the Lenders consent to the Reorganization.

     2.   Concerts shall be added as a Guarantor in the Credit
          Agreement and shall be included within the definition of Guarantor and the definition of Guarantors for all purposes.

     3.   Irideon shall be added as a Guarantor in the Credit
          Agreement and shall be included within the definition of Guarantor and the definition of Guarantors for all purposes.

     4. The effectiveness of this Amendment No. 2 is conditioned upon the Agent receiving the following, each duly executed and dated as of September 30, 1994 and in form, substance, scope and number satisfactory to the Agent and the Lenders:

          a.   Concerts Guaranty and Irideon Guaranty;

          b.   Concerts Security Agreement and Irideon Security
               Agreement;

          c. Officer's Certificate for Concerts and Irideon, certifying (1) the names and true signatures of the officers of Concerts authorized to sign each Loan Document to which such Person is a party and the notices and other documents to be delivered by such Person pursuant to any Loan Document; (2) the constitutive documents of such Person as in effect on the date of certification; and (3) the resolutions of the Board of Directors of such Person approving and authorizing the execution, delivery and performance by such Person of each Loan Document to which such Person is a party, the notices and other documents to be delivered by such Person pursuant to any Loan Document, and the transactions contemplated thereunder.;

          d. Certificates of Existence and Good Standing from the appropriate governmental officials for each of Concerts and Irideon;

          e.   Favorable Opinion of Gardere & Wynne, L.L.P., U.S.
               counsel to the Vari-Lite Corporate Group, addressing such matters as any Lender through the Agent may reasonably request; and

          f. Such other documents as the Agent may reasonably request.

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September 30, 1994


     5. The effectiveness of this Amendment No. 2 is subject to the further conditions that on the date hereof the following statements shall be true and correct, and the execution by the Borrowers and the Guarantors of this Amendment No. 2 constitute a representation and warranty by such Persons that on the date hereof:

          a. The representations and warranties of the Borrowers and VLH contained in ARTICLE 8 of the Credit Agreement (except for those Sections or parts thereof which, by their terms, relate to a specified date) are true and correct in all material respects on and as of the effective date hereof, as though made on and as of such date.

          b. No event has occurred and is continuing, or would result, from the Reorganization or the execution of this Amendment No. 2 (and after giving effect to the provisions hereof) which constitutes a Default or Event of Default.

          c. No material adverse change has occurred with respect to the financial condition, business, properties, or operations of the Vari-Lite
               Corporate Group, on a consolidated basis, since the date of the most recent financial statements delivered to the Agent pursuant to SECTION 9.2 of the Credit Agreement.

          d. Each of the Borrowers and Guarantors executing this Amendment No. 2 is duly authorized and empowered to execute this Amendment No. 2, and the execution hereof will not violate any Governmental Requirement, the violation of which would have a Material Adverse Effect.

     6. Each of Concerts and Irideon represent and warrant to the Lenders that:

          a. It is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction in which it is incorporated and is duly qualified or licensed to do business in all jurisdictions where the properties owned or the business transacted by it makes such qualification necessary and where the failure to be so qualified would have a Material Adverse Effect.

          b. It is duly authorized and empowered to execute, deliver and perform its obligations under each Loan Document to which it is a party, and all such corporate action on its part requisite for the due execution, delivery and performance of each Loan Document to which it is a party has been duly and effectively taken.

Setember 30, 1994

          c. The execution, delivery and performance by it of each Loan Document to which it is a party and the effectuation of the transactions contemplated by any Loan Document, do not and will not violate any provision of, or result in a default under, such Person's Articles or Certificate of Incorporation or other charter documents or By-laws or any material agreement or Governmental Requirement to which such Person is subject, or result in the creation or imposition of any Lien upon any properties of such Person, other than those in favor of the Lenders, as contemplated by the Loan Documents.

          d. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required for the due execution, delivery and performance by such Person of any Loan Document to which it is a party or the effectuation of the transactions contemplated under any Loan Document, except for the filing of financing statements and certain other Security Documents.

          e. Each Loan Document to which it is a party will constitute, when delivered hereunder, the legal, valid and binding obligation of such Person enforceable against such Person in accordance with its respective terms, except as such enforceability may be (1) limited by the effect of any Debtor Laws, or (b) subject to the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding at equity or at law).

     7. Concerts and Irideon confirm and agree that so long as any Obligations of any Borrower remain outstanding or any Lender shall have any Commitment to any Borrower under the Credit Agreement, each of them shall comply with (a) the affirmative covenants contained in ARTICLE 9 of the Credit Agreement, (b) the negative covenants contained in
          ARTICLE 11 of the Credit Agreement and (c) any other provisions of the Credit Agreement applicable to the Guarantors.

     8. The provisions of SECTION 9.6, SECTION 11.5 and SECTION 11.6, and any other provisions of the Credit Agreement or any Loan Document (including, without limitation, Section 5.b. of the Showco Security Agreement and Section 5.b. of the VLI Security Agreement) which could restrict the ability of the Borrowers from completing the Reorganization, are waived to the extent and only to the extent necessary to the permit the Reorganization.

     9. Subsection (a) of SECTION 11.7 is amended to read in its entirety as follows:

September 30, 1994

          (a) Showco and Concerts, taken together, shall not make expenditures for fixed or capital assets during any fiscal year in an aggregate amount in excess of $1,000,000.00.

     10. Exhibit A to the Credit Agreement is hereby amended as follows:

          a.   The definition of Guaranties  shall be amended to read:

               "GUARANTIES" means, collectively, the VLH Guaranty, the VLEH Guaranty, the VLI Guaranty, the Showco Guaranty, the VLE Guaranty, the Brilliant Stages Guaranty, the Theatre Projects Guaranty, the VLA Guaranty, the Concerts Guaranty and the Irideon Guaranty.

          b. The definition of Security Agreements shall be amended to read:

               "SECURITY AGREEMENTS" means, collectively, the VLH Security Agreement, the VLI Security Agreement, the Showco Security Agreement, the VLEH Security Documents, the VLA Agreement on Bank Transactions, the VLA Security Agreement, the VLE Security Documents, the P&T Collateral Assignments, the Pledge Agreement, the Concerts Security Agreement and the Irideon Security Agreement, as any of the foregoing may be amended or supplemented from time to time.

          c. A new definition of Concerts Guaranty shall be added immediately after the definition of Commitment, reading as follows:

               "CONCERTS GUARANTY" means the Guaranty dated as of the date hereof made by Concerts in favor of the Lenders.

          d. A new definition of Concerts Security Agreement shall be added immediately after the new definition of Concerts Guaranty, reading as follows:

               "CONCERTS SECURITY AGREEMENT means a security agreement in form and substance reasonably satisfactory to the Agent, pursuant to which Concerts grants to Lenders a first priority security interest in and to the assets of Concerts, to secure the Obligations.

          e. A new definition of Irideon Guaranty shall be added immediately after the definition of Investment, reading as follows:

               "IRIDEON GUARANTY" means the Guaranty dated as of the date hereof made by Irideon in favor of the Lenders.

September 30, 1994

          f. A new definition of Irideon Security Agreement shall be added immediately after the new definition of Irideon Guaranty, reading as follows:

               "IRIDEON SECURITY AGREEMENT means a security agreement in form and substance reasonably satisfactory to the Agent, pursuant to which Irideon grants to Lenders a first priority security interest in and to the assets of Irideon, to secure the Obligations.

     11. The Credit Agreement, as amended by this Amendment No. 2, is ratified and confirmed and all of the rights and powers created thereby or thereunder shall be and remain in full force and effect.

     12. The execution, delivery and effectiveness of this Amendment No. 2 shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agent or the Lenders under the Credit Agreement, as amended hereby, or under any of the Loan Documents to which any Borrower or Guarantor is a party.

     13. The Borrowers and the Guarantors agree to pay all reasonable costs and expenses of Agent (including, without limitation, all attorneys' fees, costs and expenses of Agent's legal counsel) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment No. 2 and all other Loan Documents executed in connection herewith.

     14. This Amendment No. 2 shall be deemed to be an agreement executed by the parties hereto under the laws of the State of New York, and shall be governed by, and shall be construed in accordance with, the laws of the State of New York and applicable federal law.

     15. The agreements contained in this Amendment No. 2 shall become effective as of the date first written above when a counterpart of this Amendment No. 2 has been executed by all the parties. It is not necessary that all signatures appear on the same counterpart. Each such counterpart shall be deemed to be an original, and all counterparts, when taken together, shall constitute but one and the same instrument.

     16. THIS AMENDMENT NO. 2, TOGETHER WITH THE CREDIT AGREEMENT, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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September 30, 1994

     This Amendment No. 2 has been executed by the duly authorized officers of the Borrowers and the Guarantors. Please acknowledge your agreement to the terms and conditions contained herein by executing this Amendment No. 2 in the space indicated below.





                   [signature pages to follow]

                                   Very truly yours,

                                   BORROWERS:

                                   VARI-LITE, INC.


                                   By: /s/ H.R. Brutsche III
                                      ------------------------------------
                                        H.R. Brutsche III
                                        President


                                   SHOWCO, INC.


                                   By: /s/ H.R. Brutsche III
                                      ------------------------------------
                                        H.R. Brutsche III
                                        President

                                   VARI-LITE ASIA, INC.


                                   By: /s/ H.R. Brutsche III
                                      ------------------------------------
                                        H.R. Brutsche III
                                        Chairman of the Board and
                                        Representative Director

                                   VARI-LITE EUROPE LIMITED
                                   (f/k/a CLASSICFORGE LIMITED)


                                   By: /s/ H.R. Brutsche III
                                      ------------------------------------
                                        H.R. Brutsche III
                                        Director

                                   THEATRE PROJECTS LIGHTING
                                   SERVICES LIMITED (f/k/a CODEAL
                                   LIMITED)


                                   By: /s/ H.R. Brutsche III
                                      ------------------------------------
                                        H.R. Brutsche III
                                        Director

September 30, 1994

                                   BRILLIANT STAGES LIMITED
                                   (f/k/a WATCHON LIMITED)


                                   By: /s/ H.R. Brutsche III
                                      ------------------------------------
                                        H.R. Brutsche III
                                        Director


                                   GUARANTORS:

                                   VARI-LITE HOLDINGS, INC.


                                   By: /s/ H.R. Brutsche III
                                      ------------------------------------
                                        H.R. Brutsche III
                                        President

                                   VARI-LITE EUROPE HOLDINGS
                                   LIMITED (f/k/a PORTQUAY LIMITED)


                                   By: /s/ H.R. Brutsche III
                                      ------------------------------------
                                        H.R. Brutsche III
                                        Director

                                   VARI-LITE CONCERTS, INC.


                                   By: /s/ H.R. Brutsche III
                                      ------------------------------------
                                        H.R. Brutsche III
                                        President

                                   IRIDEON, INC.


                                   By: /s/ H.R. Brutsche III
                                      ------------------------------------
                                        H.R. Brutsche III
                                        President

ACKNOWLEDGED AND AGREED
as of the 30th day September, 1994

AGENT:


PER PRO BROWN BROTHERS HARRIMAN & CO.


     By: /s/ Radford W. Kratz
         ------------------------------
     Name:  Radford W. Kratz
     Title:     Senior Manager

LENDERS:

per pro BROWN BROTHERS HARRIMAN & CO.


     By: /s/ Radford W. Kratz
         ------------------------------
     Name:  Radford W. Kratz
     Title:     Senior Manager

     COUTTS & CO.


     By: /s/ Kevin Falconer
         ------------------------------
     Name:  Kevin Falconer
     Title:     Manager

     NDB BANK, N.A.


     By: /s/ Jon P. Dady
         ------------------------------
     Name:  Jon P. Dady
     Title:     Vice President

     TRUST COMPANY BANK


     By: /s/ Jennifer L. McClure
         ------------------------------
     Name:  Jennifer L. McClure
     Title:     Banking Officer

     By: /s/ F. McClellan Deaver, III
         ------------------------------
     Name:  F. McClellan Deaver, III
     Title:     Vice President

September 30, 1994


     COMERICA BANK-TEXAS


     By: /s/ Tom D. Frayer
        --------------------------------
     Name:  Tom D. Frayer
     Title:     Vice President